SECURITIES AND EXCHANGE COMMISSION

                                 Washington D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                September 2, 2005
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                Date of Report (Date of earliest event reported)


                         LocatePLUS Holdings Corporation
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


                     000-49957                    04-3332304
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  (Commission file number)                 (IRS employer identification number)


                               100 Cummings Center
                                   Suite 235M
                          Beverly, Massachusetts 01915
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                    (Address of principal executive offices)


                                 (978) 921-2727
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              (Registrant's telephone number, including area code)

ITEM  8.01  OTHER  EVENTS

The Company announced today that its Board of Directors voted to extend the expiration date of the Company's publicly traded warrants, with an exercise price of $0.50, an additional 18 months. The warrants, which originally were scheduled to expire on October 12, 2005, will now expire on April 12, 2007


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.


     LocatPLUS  Holdings  Corporation
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                                                    (Registrant)



     By:

     /s/  Jon  R.  Latorella
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     Jon  R.  Latorella
     President  and  Chief  Executive  Officer



Dated:     September  2,  2005